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                                                                    EXHIBIT 10.4


                               SECURITY AGREEMENT

   THIS SECURITY AGREEMENT is made and entered into as of this 10th day of December, 1997, by and between SKILLSOFT CORPORATION, a Delaware corporation ("Secured Party"), and Charles E. Moran, an individual residing at 9 Chickadee Court, Bedford, NH 03110 ("Debtor").

   In consideration of the mutual covenants contained herein and for other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, the parties hereby agree as follows:

      1. Definitions. The following terms have the following meanings:

         (a) The term "Collateral" shall mean (i) the tangible assets owned by Debtor as of the date hereof and described in Exhibit A attached hereto and (ii) all Proceeds of the foregoing Collateral. For purposes of this Security Agreement, the term "Proceeds" includes whatever is receivable or received when Collateral or proceeds thereof is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

         (b) The term "Obligations" shall mean all of the unpaid principal sum of that certain Secured Promissory Note in the original principal amount of $166,250 of even date herewith (the "Note") evidencing the indebtedness of Debtor to Secured Party.

         (c) The term "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New Hampshire.

         (d) Capitalized terms used herein shall have the meaning set forth in the UCC unless otherwise set forth herein.

         (e) The term "Event of Default" shall have the meaning set forth in the Note.

      2. Grant of Security Interest. As collateral security for prompt and complete payment and performance under the Obligations, Debtor hereby assigns, conveys, grants, pledges and transfers to and creates in favor of Secured Party a security interest in the Collateral, including all Proceeds of the foregoing and all accessions to, substitutions and replacements for the foregoing. Debtor shall, upon execution of this Security Agreement, and of the Note as Payee (as such term is defined in the Note), deliver all certificates representing the Collateral together with a stock power executed in blank by Debtor and Debtor's spouse with respect to such stock certificates to the Secretary of Secured Party to be held in escrow until full satisfaction of Debtor's obligations hereunder and under the Note with the authority to take all such actions and to effectuate all such transfers and/or releases as may be necessary or appropriate to accomplish the objectives of this Security Agreement and the Note. In the event that the Proceeds from the disposition of the Collateral are insufficient to fully satisfy the amounts due and owing under the Note, Debtor shall, subject to the limitations set forth in the UCC, be liable for any deficiency.
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      3. Representations, Warranties and Covenants. Debtor represents, warrants and covenants that:

         (a) Title. Apart from the security interest in the Collateral granted to Secured Party hereunder, Debtor has good and valid title to the Collateral, free and clear of any and all liens, charges, claims, security interests or encumbrances of any kind whatsoever.

         (b) Transfer of Collateral. Debtor shall not sell, assign, transfer, encumber or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Secured Party. If any such encumbrance is imposed, Debtor shall give Secured Party immediate written notice.

         (c) Perfection. Debtor shall, upon demand, do all such acts as Secured Party may reasonably request to establish and maintain a perfected security interest in the Collateral, including, without limitation, executing a financing statement in the form prescribed by the New Hampshire Secretary of State.

      4. Remedies. Upon the occurrence of any Event of Default hereunder, the entire unpaid principal balance of the Note shall, at the option of the Payee and without notice or demand of any kind to Debtor or any other person, immediately become due and payable, and Secured Party may proceed to exercise any and all of the rights and remedies of a secured party under the UCC and any other remedies available at law or in equity, with respect to the Collateral.

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         IN WITNESS WHEREOF, the parties hereto have caused this Security
Agreement to be executed as of the date first above written.

                              SECURED PARTY

                              SKILLSOFT CORPORATION a Delaware
                              corporation

                              By:   /s/  Charles E. Moran
                                   ---------------------------------------------

                              Its:  President & Chief Executive Officer
                                   ---------------------------------------------

                              DEBTOR

                                /s/  Charles E. Moran
                              --------------------------------------------------
                               Charles E. Moran


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                                   EXHIBIT A
                                   ---------
                           DESCRIPTION OF COLLATERAL

            950,000 shares of Common Stock of SKILLSOFT CORPORATION

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                             SECURED PROMISSORY NOTE

$166,250.00                                                    December 10, 1997

   FOR VALUE RECEIVED, the undersigned Charles E. Moran, an individual residing at 9 Chickadee Court, Bedford, NH 03110 ("Maker"), hereby promises to pay to SKILLSOFT CORPORATION, a Delaware corporation ("Payee"), on the earlier of (i) five years from the date of this Promissory Note or (ii) the date Maker ceases to be an employee of Payee, for any reason, the principal sum of One Hundred Sixty-Six Thousand Two Hundred Fifty Dollars ($166,250.00), in lawful money of the United States of America and in immediately available funds, plus simple interest from the date hereof at the rate of six and 02/100 percent (6.2%) per annum.

   Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed. Should interest not be paid when due hereunder, it shall be added to the principal and thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

   This is the Promissory Note referred to in the Security Agreement of even date herewith between Maker and Payee, and Payee is entitled to all the benefits provided therein.

      (i) Prepayments. Maker reserves the right to prepay the outstanding principal amount of this Note in full or in part at any time during the term of this Note without notice and without premium or penalty.

      (ii) Events of Default and Remedies. Any one of the following occurrences shall constitute an "Event of Default" under this Note:

         (a) Maker fails to make payment of full principal amount of this Note as and when the same becomes due and payable in accordance with the terms hereof.

         (b) Maker becomes insolvent or bankrupt, commits any act of bankruptcy, generally fails to pay its debts as they become due, becomes the subject of any proceedings or action of any regulatory agency or any court relating to insolvency, or makes an assignment for the benefit of its creditors, or enters into any agreement for the composition, extension, or readjustment of all or substantially all of his or her obligations.

         (c) Maker ceases to be an employee of Payee for any reason.
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   Upon the occurrence of any Event of Default hereunder, the entire unpaid principal balance of this Note (including accrued interest) shall, at the option of the Payee and without notice or demand of any kind to Maker or any other person, immediately become due and payable, and Payee shall have and may exercise any and all rights and remedies available to it at law or in equity.

      (iii) Attorneys' Fees and Costs. Maker promises to pay on demand all reasonable out-of-pocket costs of and expenses of Payee in connection with the collection of amounts due hereunder, including, without limitation, attorneys' fees incurred in connection therewith, whether or not any lawsuit is ever filed with respect thereto.

      (iv) Employment Payments. Make shall have the right to offset any amounts owing pursuant to that certain Employment Agreement dated December __, 1997 ("Maker's Employment Agreement") against amounts owing pursuant to this Note, including, without limitation, Maker shall have the right to so offset that certain bonus payable to Maker pursuant to Section 2(c) of Maker's Employment Agreement against principal and interest payable hereunder. Such bonus shall be offset against amounts owing under this Note if this Note shall become payable prior to payment of such bonus, notwithstanding that such bonus shall not then be payable as provided pursuant to said Section 2(c) of Maker's Employment Agreement.

      (v) Miscellaneous.

         (a) Waiver. Maker waives diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayment of this Note. No extension of time for the payment of this Note shall affect the original liability under this Note of Maker. The pleading of any statute of limitations as a defense to any demand against Maker is expressly waived by Maker to the full extent permitted by law.

         (b) Setoff. Except as provided in paragraph (iv) above, the obligation to pay Payee shall be absolute and unconditional and the rights of Payee shall not be subject to any defense, setoff, counterclaim or recoupment or by reason of any indebtedness or liability at any time owing by Payee to Maker.

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Note as of the date first above written.

                                             MAKER

                                               /s/  Charles E. Moran
                                             -----------------------------------
                                             Charles E. Moran

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